WRITE-DOWN OF LONG-LIVED ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
WRITE-DOWN OF LONG-LIVED ASSETS
Schedule of write-downs relating to long-lived assets recognized

Years ended December 31,	2012	2011	2010
		(previously in US dollars — note 1(c))
Continuing operations
Industrial properties — Europe(i)	$—	$16,738	$—
Commercial office — U.S.(ii)	—	2,735	—

	—	19,473	—

Discontinued operations — Arrangement Transferred Assets & Business
Development properties — Land and improvements(iii)	—	—	40,959
XpressBet®(iv)	—	—	3,540

	—	—	44,499

	$—	$19,473	$44,499

(i)
During the fourth quarter of 2011, the Company recorded a $16.7 million write-down of two income producing properties in Austria and Germany. The Company obtained information related to the leasing of these properties that indicated the existence of potential impairments and the inability to recover their carrying values. The write-downs represent the excess of the carrying values of the assets over the estimated fair values determined by the present value of the expected future cash flows from the leased properties. The write-downs reduced the cost of each property's land and building values.

(ii)
In the second quarter of 2011, the Company recorded a $2.7 million write-down of a revenue-producing commercial office building. The write-down represents the excess of the carrying value of the asset over the estimated fair value. Fair value was determined based on the present value of the estimated future cash flows from the leased property. The write-downs reduced the cost of the building.

(iii)
During the year ended December 31, 2010, the Company recorded impairment charges of $41.0 million relating to parcels of land held for development located in California, Florida, Michigan and Ilz, Austria. In connection with the Arrangement, in the fourth quarter of 2010 (note 1), the Company obtained information related to the above noted properties that indicated the existence of potential impairments and inability to recover the carrying value. The write-down represents the excess of the carrying value of the assets over the estimated fair values based on external real estate appraisals. The write-down reduced the cost of the land and was included in discontinued operations for the year ended December 31, 2010 (note 21).

(iv)
During the year ended December 31, 2010, XpressBet®'s operations were adversely impacted by certain credit card companies choosing to block otherwise exempt internet gambling related transactions. As a result, the 2011 business plan reflected reductions in estimated future cash flows based on lower expectations for growth and profitability as it was anticipated that it would require additional time and investment to re-acquire customers that either reduced or ceased their account wagering activity. Accordingly, during the year ended December 31, 2010, XpressBet® recorded an impairment charge of $3.2 million relating to goodwill and $0.3 million relating to its trademark which is included in discontinued operations for the year ended December 31, 2010 (note 21).